UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

Overseas Shipholding Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-06479	13-2637623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Harbour Place

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)

(813) 209 - 0600
 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed by Overseas Shipholding Group, Inc., a Delaware corporation (“OSG” or the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on May 20, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saltchuk Resources, Inc., a Washington corporation (“Saltchuk”), and Seahawk MergeCo., Inc., a Delaware corporation and a wholly owned subsidiary of Saltchuk (“Merger Sub”), on May 19, 2024.

Pursuant to the Merger Agreement, on June 10, 2024, Merger Sub commenced a cash tender offer (the “Offer”) to purchase each issued and outstanding share of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), other than the Shares owned by Saltchuk, Merger Sub or any of their respective affiliates, for $8.50 per Share (the “Offer Price”), without interest and subject to any applicable tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of June 10, 2024 (together with any amendments and supplements thereto, the “Offer to Purchase”), and in the related Letter of Transmittal.

The Offer expired one minute after 11:59 p.m., Eastern Standard time, on July 9, 2024. According to Computershare Inc. and Computershare Trust Company, N.A., the joint depositary and paying agent for the Offer (the “Depositary and Paying Agent”), as of the expiration of the Offer, 47,770,076 Shares were validly tendered in accordance with the terms of the Offer and “received” (within the meaning of Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”)) and not validly withdrawn, representing approximately 66% of the issued and outstanding Shares as of the expiration of the Offer. The number of Shares tendered, together with the Shares owned by Saltchuk, Merger Sub, and their respective affiliates as of the expiration of the Offer, satisfied the Minimum Condition (as defined in the Merger Agreement). On July 10, 2024, all conditions to the Offer having been satisfied or waived, Merger Sub accepted for payment all Shares validly tendered (and not validly withdrawn) pursuant to the Offer as of the expiration of the Offer (the “Offer Acceptance Time”). Saltchuk has transmitted payment for such Shares to the Depositary and Paying Agent, which will disburse the Offer Price to tendering Company stockholders whose Shares have been accepted for payment in accordance with the terms of the Offer.

As a result of its acceptance of the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, following the consummation of the Offer, Saltchuk and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Saltchuk (the “Surviving Corporation”). In connection with the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than those Shares held by the Company in treasury or by Saltchuk, Merger Sub or any other wholly owned subsidiary of Saltchuk (including those Shares tendered into the Offer and accepted for payment), or the Shares held by a holder who (i) is entitled to appraisal rights under Section 262 of the DGCL, (ii) has properly demanded appraisal rights with respect thereto in accordance with Section 262 of the DGCL, (iii) has complied in all respects with Section 262 of the DGCL and (iv) has not validly revoked such demand) was cancelled and converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to applicable withholding taxes.

Further, pursuant to the Merger Agreement:

(i) Each option to acquire Shares (“Company Stock Option”) that was outstanding and unexercised immediately prior to the Offer Acceptance Time was, as of immediately prior to the Offer Acceptance Time, cancelled and converted into the right to receive an amount in cash equal to the product of (x) the excess, if any, of the Offer Price over the exercise price per Share of such Company Stock Option, multiplied by (y) the total number of Shares subject to such Company Stock Option, subject to applicable tax withholding.

(ii) As of immediately prior to the Offer Acceptance Time, each restricted stock unit award of the Company (the “Company RSU Award”), or portion thereof, other than any Company RSU Award granted to the non-employee directors of the Company on June 6, 2024, that was not then subject to one or more performance goals and that was then outstanding was cancelled and converted into the right to receive an amount in cash, without any interest thereon and subject to applicable tax withholding, equal to the sum of (x) the product of (A) the Offer Price multiplied by (B) the total number of Shares subject to such Company RSU Award or portion thereof, as applicable, plus (y) an amount equal to any dividend equivalent rights then accrued with respect to such Company RSU Award or portion thereof, as applicable, plus (z) any then-unpaid “cash award” granted in connection with the Company’s retention program in 2022, as set forth in the applicable Company RSU Award grant agreement, as applicable. As of immediately prior to the Offer Acceptance Time, each Company RSU Award granted to the non-employee directors of the Company as of June 6, 2024, was cancelled and converted into the right to receive an amount in cash, without any interest thereon and subject to applicable tax withholding, equal to the sum of (x) the product of (A) the Offer Price multiplied by (B) the total number of Shares subject to such Company RSU Award or portion thereof, as applicable, pro-rated to reflect the number of calendar months that have elapsed in whole or in part from and after such grant date through the Offer Acceptance Time, plus (y) an amount equal to any dividend equivalent rights then accrued with respect to such Company RSU Award or portion thereof, as applicable.

(iii) As of immediately prior to the Offer Acceptance Time, each then-outstanding Company RSU Award, or portion thereof, that was then subject to performance goal(s) and for which the performance period is originally scheduled to end in fiscal year 2024 (“2024 Company PRSU Awards”) was cancelled and converted into the right to receive an amount in cash equal to the sum of (x) the product of (A) the Offer Price, multiplied by (B) the total number of Shares subject to such 2024 Company PRSU Award or portion thereof, as applicable, plus (y) an amount equal to any dividend equivalent rights then accrued with respect to such 2024 Company PRSU Award or portion thereof, as applicable, subject to applicable tax withholding. The number of Shares subject to each 2024 Company PRSU Award (and any related dividend equivalent rights, as applicable) was determined based on the actual achievement of the applicable performance goal(s), which was measured through the Offer Acceptance Time at 150% of target level.

(iv) As of immediately prior to the Offer Acceptance Time, each then-outstanding Company RSU Award, or portion thereof, that was (x) then subject to one or more performance goals, and (y) for which the performance period is originally scheduled to end in fiscal year 2025 or fiscal year 2026, was cancelled and converted into the right to receive an amount in cash equal to the sum of (x) the product of (A) the Offer Price, multiplied by (B) the total number of Shares subject to such Company RSU Award or portion thereof, as applicable, assuming target level achievement, plus (y) an amount equal to any dividend equivalent rights then accrued with respect to such Company RSU Award or portion thereof (and any related dividend equivalent rights), as applicable, subject to applicable tax withholding (a “Target Cash Award”). Each Target Cash Award will no longer be subject to such performance goal(s), and will otherwise remain subject to the same terms, conditions, restrictions and vesting arrangements that were applicable to the corresponding Company RSU Award immediately prior to the Offer Acceptance Time. Also pursuant to the Merger Agreement, each Target Cash Award shall become payable by Saltchuk (through the Surviving Corporation’s payroll) on the date that the applicable Company RSU Award would have become vested in accordance with its terms immediately prior to the Offer Acceptance Time or on the applicable holder’s earlier Good Leaver Termination (as defined in the Merger Agreement), and may be increased, but not decreased, by up to 50% based on performance goals to be mutually determined by Saltchuk and Company management as soon as practicable following the Effective Time.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 20, 2024, and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On July 10, 2024, in connection with the consummation of the transactions contemplated by the Merger Agreement, Saltchuk repaid, or caused to be repaid, on behalf of the Company and its subsidiaries, all indebtedness, liabilities and other obligations under that certain (i) Credit Agreement, dated as of September 29, 2021 (as amended by the First Amendment to Credit Agreement, dated as of November 8, 2021, the Second Amendment to Credit Agreement, dated as of September 30, 2022, and the Third Amendment to Credit Agreement, dated as of November 20, 2023, and as further amended, modified or supplemented from time to time), by and among Overseas St Holding LLC, a Delaware limited liability company, OSG Endurance LLC, a Delaware limited liability company, OSG Delaware Bay Lightering LLC, a Delaware limited liability company, Tagalak Island LLC, a Delaware limited liability company, Mykonos Tanker LLC, a Delaware limited liability company, and Santorini Tanker LLC, a Delaware limited liability company, as the Borrowers, and Stonebriar Commercial Finance LLC, a Delaware limited liability company, as the Lender; (ii) Loan and Security Agreement, dated as of August 7, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of September 30, 2019 (Korean time), the Second Amendment to Loan and Security Agreement, dated as of March 12, 2021, the Third Amendment to Loan and Security Agreement, dated as of September 29, 2021, and the Fourth Amendment to Loan and Security Agreement, dated as of December 2, 2022, and as further amended, modified or supplemented from time to time), by and among Overseas Sun Coast LLC, a Delaware limited liability company, as the Borrower, and Banc of California (formerly known as Pacific Western Bank), a California banking corporation, as the Lender; (iii) Credit Agreement, dated as of November 18, 2020 (as amended by the First Amendment to Credit Agreement, dated as of March 31, 2021, the Second Amendment to Credit Agreement, dated as of May 27, 2021, the Third Amendment to Credit Agreement, dated as of November 8, 2021, and the Fourth Amendment to Credit Agreement, dated as of September 30, 2022, and as further amended, modified or supplemented from time to time) by and among OSG 205 LLC, a Delaware limited liability company, and OSG Courageous II LLC, a Delaware limited liability company, as the Borrowers, and TVPX Aircraft Solutions Inc., not in its individual capacity but solely as trustee of the TVPX SWAWCW Business Trust, a Utah business trust, as Lender; (iv) First Amended and Restated Credit Agreement, dated as of November 5, 2021 (as amended by Amendment No. 1 to First Amended and Restated Credit Agreement, dated as of December 20, 2022, and as further amended, modified or supplemented from time to time), by and among OSG 204 LLC, a Delaware limited liability company, as the Borrower, and Wintrust Commercial Finance, a division of Wintrust Asset Finance Inc., a Delaware corporation, as Lender; and (v) Loan and Security Agreement, dated as of March 12, 2020 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 12, 2021, the Second Amendment to Loan and Security Agreement, dated as of September 29, 2021, the Third Amendment to Loan and Security Agreement, dated as of December 2, 2022, and the Fourth Amendment to Loan and Security Agreement, dated as of March 3, 2023, and as further amended, modified or supplemented from time to time), by and among Kiska Island LLC, a Delaware limited liability company, and Akun Island LLC, a Delaware limited liability company, as the Borrowers, and Banc of America Leasing & Capital, LLC, a Delaware limited liability company, as the Lender; and each of the foregoing facilities was terminated in accordance with its respective terms.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 10, 2024, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Saltchuk.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On July 10, 2024, OSG (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (x) suspend trading of the Shares effective before the opening of trading on July 10, 2024, and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on the NYSE. OSG intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of OSG’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

As a result of the consummation of the Offer and the Merger, there was a change in control of OSG, and OSG became a wholly owned subsidiary of Saltchuk. The Offer Price was funded through a combination of Saltchuk’s and OSG’s available cash (subject to the requirement under the Merger Agreement that OSG have cash on its consolidated balance sheet as of the consummation of the Merger of $25.0 million) and borrowings under Saltchuk’s existing credit facilities. Information regarding Saltchuk’s credit facilities has been previously disclosed in Section 9 of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub with the SEC on June 10, 2024, as subsequently amended, which is incorporated herein by reference. To the knowledge of OSG, there are no arrangements that may at a subsequent date result in a further change in control of OSG.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Samuel H. Norton, Rebecca K. Delaet, Joseph I. Kronsberg, Elaine G. Luria, John P. Reddy, Julie E. Silcock, Gary E. Taylor and Douglas D. Wheat each resigned as a director of OSG. These resignations were not a result of any disagreement between OSG and the directors on any matter relating to OSG’s operations, policies or practices.

Pursuant to the Merger Agreement, from and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation, and (ii) the officers of OSG immediately prior to the Effective Time continued as the officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Mark N. Tabbutt, Jerald W. Richards, David R. Stewart, and Colleen Rosas. Information regarding the new directors has been previously disclosed in Schedule A of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub with the SEC on June 10, 2024, as subsequently amended, which is incorporated herein by reference. Effective as of immediately following the Effective Time, Saltchuk, as the sole stockholder of the Surviving Corporation, appointed Samuel H. Norton as a director of the Surviving Corporation.

As required by the Merger Agreement, the Company’s board of directors has approved the termination of the Overseas Shipholding Group, Inc. Management Incentive Compensation Plan, the Overseas Shipholding Group, Inc. Non-Employee Director Compensation Plan, and the Overseas Shipholding Group, Inc. 2019 Incentive Compensation Plan for Management, in each case, effective as of the Effective Time.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the certificate of incorporation of OSG was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub (except with respect to the name of the Surviving Corporation, which from and after the Effective Time is the name of OSG and except with respect to provisions that named the initial board of directors or the incorporator, which were omitted), and, as so amended and restated, is the certificate of incorporation of the Surviving Corporation until further amended or restated as provided therein or by applicable law (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with the Merger Agreement, as of the Effective Time, the bylaws of Merger Sub, as in effect as of the Effective Time, became the bylaws of the Surviving Corporation (the “Amended and Restated Bylaws”), until amended as provided therein or in the Amended and Restated Certificate of Incorporation or by applicable law (except that references to the name of Merger Sub were replaced with the name of the Surviving Corporation). A copy of such Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On July 10, 2024, the Company and Saltchuk issued a joint press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 19, 2024, by and among Overseas Shipholding Group, Inc., Saltchuk Resources, Inc. and Seahawk MergeCo., Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 20, 2024).
3.1	Amended and Restated Certificate of Incorporation of Overseas Shipholding Group, Inc., dated July 10, 2024.
3.2	Amended and Restated Bylaws of Overseas Shipholding Group, Inc., adopted as of July 10, 2024.
99.1	Press Release, dated July 10, 2024.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.

Date: July 10, 2024	By:	/s/ Susan Allan
	Name:	Susan Allan
	Title:	Vice President, General Counsel and Corporate Secretary